UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14A

         Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. _____)


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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
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       14a-6(e)(2))
[ ]    Definitive Proxy Statement
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[ ]    Soliciting Material Under Rule 14a-12

                   Home Federal Bancorp, Inc. of Louisiana
_____________________________________________________________________________
               (Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                               HOME FEDERAL
                              _____________
                        BANCORP, INC. OF LOUISIANA


                           IMPORTANT REMINDER


July 25, 2005

Dear Shareholder:

Our records reflect that you have not voted your proxy with respect to the Special Meeting of Shareholders of Home Federal Bancorp, Inc. of Louisiana scheduled to be held on Wednesday, August 10, 2005. At the meeting you will be asked to adopt our 2005 Stock Option Plan and adopt our 2005 Recognition and Retention Plan and Trust Agreement.

Your Board of Directors has unanimously recommended that you vote FOR the proposals. The proposals require the approval of a majority of the outstanding shares of common stock, other than the shares held by Home Federal Mutual Holding Company of Louisiana. THEREFORE, A NON-VOTE IS THE SAME AS A VOTE AGAINST THE PROPOSALS.

For your convenience we have enclosed a duplicate proxy card.
Simply follow the directions outlined on the enclosed instruction sheet.

We urge you to take the time now to vote FOR the 2005 Stock
Option Plan and FOR the 2005 Recognition and Retention Plan and
Trust Agreement.

Proxy material explaining the proposals was sent to you earlier.
If you require an additional set of proxy material please contact
MacKenzie Partners, Inc. by calling 800-322-2885.

We appreciate your continued support.

Sincerely,


/s/Daniel R. Herndon
Daniel R. Herndon
President